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                                  UNITED STATES
                         SECURITIES EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 30, 2005


                                 FN ESTATE, INC.
                                 ---------------
             (Exact name of registrant as specified in its charter)



 PENNSYLVANIA                       0-29255                      23-2767197
--------------------------------------------------------------------------------
(State or other                    (Commission                (IRS Employer
jurisdiction of                    File Number)              Identification No.)
 incorporation


    TWO COURTNEY PLACE, SUITE 130, 3864 COURTNEY STREET, BETHLEHEM, PA 18017
    ------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (610) 266-6700



                               FASTNET CORPORATION
                               -------------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.03.   BANKRUPTCY OR RECEIVERSHIP

On December 30, 2004, FN Estate, Inc. and its wholly owned subsidiaries (collectively, the "Debtors") and the Official Committee of Unsecured Creditors appointed in the Debtors' bankruptcy cases (the "Creditors' Committee") filed the Joint Plan of Liquidation Dated December 30, 2004, in the United States Bankruptcy Court for the Eastern District of Pennsylvania (the "Bankruptcy Court") in the jointly administered bankruptcy cases of FN Estate, Inc. (f/k/a Fastnet Corporation), Netaxs Corp., SuperNet, Inc., NetReach, Inc., Fastnet Acquisition, Inc. and Fastnet Acquisition Corp. styled IN RE FN ESTATE, INC., ET AL., Case Nos. 03-23143 (TMT) (Jointly Administered). On January 27, 2005, the Debtors and Creditors' Committee filed the First Amended Joint Plan of Liquidation Dated December 30, 2004, in the Bankruptcy Court. On March 22, 2005, the Debtors and the Creditors' Committee filed the Second Amended Joint Plan of Liquidation Dated March 22, 2005 (as amended, the "Plan") in the Bankruptcy Court. The confirmed Plan is attached hereto as Exhibit 2.2 and is incorporated herein by reference. On March 24, 2005, the Bankruptcy Court held a hearing on the confirmation of the Plan and entered an order granting confirmation of the Plan. The Order Confirming The Second Amended Joint Plan of Liquidation Dated March 22, 2005 is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Among other things, the Plan provides for:(1)
         1. Full payment to be made on account of allowed administrative expense claims.
         2.   Full payment to be made on account of allowed priority tax claims.
         3. Full payment to be made on account of allowed priority non-tax claims.
         4. A PRO RATA distribution to be made to holders of allowed general unsecured claims.
         5. No distribution to be made to the holder of the Daslic Claim (as defined in the Plan).
         6. Holders of equity interests to neither receive nor retain any property of the Debtors' estates on account of such equity interests. Those holding equity interests are enjoined from transferring such interests.
         7. Appointment of an administrative agent to, among other things, conduct an orderly liquidation of the remaining property of the Debtors estates, have control and authority over the Debtors and the property of the Debtors' estates, and to implement the Plan.
         8. Installation of an oversight board to, among other things, monitor and oversee the administrative agent's implementation of the Plan.
         9.   Releases that bind certain parties under the confirmed Plan.

As of March 24, 2005, the Debtors maintained consolidated total assets and total liabilities of approximately $4,174,100 and $18,761,521, respectively. Approximately, $2,454,065 of the liabilities consists of post-bankruptcy accounts payable, accrued fees and expenses, and other reserves.



ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits


         Exhibit No.       Description of Document
         -----------       -----------------------

             2.1 Order Confirming The Second Amended Joint Plan Of Liquidation Dated March 22, 2005

             2.2           Second Amended Joint Plan Of Liquidation Dated
                           March 22, 2005


-------------
(1) The following represents a summary of some, but not all, of the terms and conditions of the Plan and is qualified in its entirety by the Plan. Nothing herein is intended, nor shall it be construed, to create any substantive rights other than those specifically provided for in the Plan. To the extent of any inconsistency between the summary herein and the Plan, if any, the Plan shall control.


                                       2
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               FN ESTATE, INC.
                                               (Registrant)


Date:    March 30, 2005                        By:  /s/ Tamie Barsky
                                                    ----------------------------
                                                    Tamie Barsky
                                                    Administrative Agent



                                       3
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                                  EXHIBIT INDEX

Exhibit
Number            Document Description
------            --------------------

2.1 Order Confirming The Second Amended Joint Plan Of Liquidation Dated March 22, 2005

2.2               Second Amended Joint Plan Of Liquidation Dated March 22, 2005